Exhibit 4.2

PROOF

PROOF

COMMON STOCK

COMMON STOCK

NUMBER RLNT 0001

SHARES

RELIANT TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 75953K 30 2

SEE REVERSE FOR

CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF RELIANT TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

RELIANT TECHNOLOGIES, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JT TEN		as joint tenants with right		under Uniform Gifts to Minors
of survivorship and not as
		tenants in common		Act
(State)

			UNIF TRF MIN ACT–		Custodian (until age______ )
(Cust)

under Uniform Transfers
(Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                           hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPONDWITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.